                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avnet, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of September, 1999.

                                        /s/ Eleanor Baum
                                        ------------------------------------
                                        Eleanor Baum, Director

                               POWER OF ATTORNEY

     The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avnet, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of September, 1999.

                                        /s/ J. Veronica Biggins
                                        ----------------------------------------
                                        J. Veronica Biggins, Director

                               POWER OF ATTORNEY

     The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avnet, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of September, 1999.

                                        /s/ Joseph F. Caligiuri
                                        ----------------------------------------
                                        Joseph F. Caligiuri, Director

                               POWER OF ATTORNEY

     The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avnet, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of September, 1999.



                                   /s/ Lawrence W. Clarkson
                                   ---------------------------------------
                                   Lawrence W. Clarkson, Director

                               POWER OF ATTORNEY

     The undersigned director Avnet, Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avnet, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of September, 1999.

                                             /s/ Ehud Houminer
                                             ------------------------------
                                             Ehud Houminer, Director

                               POWER OF ATTORNEY

     The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avnet, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of September, 1999.



                                   /s/  James A. Lawrence
                                   -------------------------------
                                   James A. Lawrence, Director

                               POWER OF ATTORNEY

     The undersigned director of Avent Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avent, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of September, 1999.


                                   /s/ Salvatore J. Nuzzo
                                   ---------------------------------
                                   Salvatore J. Nuzzo, Director

                              Power of Attorney

     The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avnet, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of September, 1999.



                                        /s/ FREDERIC SALERNO
                                        ------------------------------------
                                        Frederic Salerno, Director

                               POWER OF ATTORNEY

     The undersigned director of Avnet Inc. does hereby constitute and appoint David R. Birk and Raymond Sadowski, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to the merger of Marshall Industries with and into Avnet, Inc., and any amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned further grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection with said filing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 3rd day of September, 1999.

                                        /s/ Frederick S. Wood
                                        ------------------------------------
                                        Frederick S. Wood, Director